IDT Corporation

Investor Presentation

LD Micro Invitational

JUNE 2021

Forward-Looking Statements



All statements in this presentation that are not purely about historical facts, including, but not limited to, those in which we use the words "believe," "anticipate," "expect," "plan," "intend," "estimate, "target" and similar expressions, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

While these forward-looking statements represent our current judgment of what may happen in the future, actual results may differ materially from the results expressed or implied by these statements due to numerous important factors.

Our filings with the SEC provide detailed information on such statements and risks, and should be consulted along with this presentation.

To the extent permitted under applicable law, IDT assumes no obligation to update any forward-looking statements.


Founded 1990 by Howard Jonas
Headquarters: Newark NJ
1600 employees globally, about 350 in R&D
IDT
Corporation
(NYSE: IDT)
Unified Cloud Communications
FinTech
Traditional Communications
Early Stage Initiatives

IDT Spin-Offs

RAFAEL Holdings, Inc.	NYSE: RFL ~ $782 MM (2018)
ZEDGE™	NYSE American: ZDGE ~ $195 MM (2016)
STRAIGHTPATH® CONNECTING PEOPLE WITH INTEGRITY	Straight Path Communications (2015) Sold to Verizon - $2,164 MM (2018)
Genie Energy	NYSE: GNE ~ $163 MM (2011)
IDW MEDIA HOLDINGS	OTC: IDWM ~ $40 MM (2009)

Market capitalizations at market close on June 4, 2021


From Hot Dog Buns to
High-Tech Billions...
On a Roll
by Howard
Jonas

Total IDT Adjusted EBITDA[1]

$ in millions


$21.4
$23.4
$24.6
$52.3
2018
2019
2020
2021

For 9 months ended April 30th

Driving Business Success through Smarter Conversations

Jonah Fink

net2phone

net2phone

Converged Business Communications Across Channels & Devices

209,000

Seats Served!

(April 30 2021)


+51%

139,000

(April 30, 2020)


Voice
Video
Messaging
Web Calling
Mobile App
Integrations
Analytics
SMS/MMS
User Portals

"The Why"

net2phone

A $140 Billion Global Market by 2025

The Worldwide UC Market Grew 29.2% YoY in 2020 and revenue soars to **$47.2 billion** (24.9% growth).

- Migration from on-premises hardware
  42% of companies have increased unified communication adoption.
- Increased need to support a remote workforce
  34% of workers that were previously commuting now work from home.
- Consolidation of the communication stack
  67% of organizations are moving significant portions of their communications solutions to the cloud.
- The glamour of a UCaaS
  Top UCaaS features (voice, messaging, video, analytics) trended higher in 2020 than in previous years and can be turned quickly.



$46 billion
$57 billion
$72 billion
$90 billion
$112 billion
$141 billion
2020
2021
2022
2023
2024
2025

Sources: International Data Corporation (IDC) Worldwide Quarterly Unified Communications & Collaboration, Allied Market Research, Global Market Insights, MIT, Nemertes Research, Nemertes Research, Apigee

“The Where”

net2phone

9 Countries Across 3 Continents

113,000 seats / 38% Growth



Local offices:

Newark, NJ, US

Ottawa, Canada

Mexico City, Mexico

93,000 seats / 69% Growth



Local offices:

Sao Paulo, Brazil

Buenos Aires, Argentina

Bogota, Colombia

Lima, Peru

Santiago, Chile

3,000 seats / 42% Growth



Local offices:

Murcia, Spain

Q3 FY21 vs Q3 FY20 Seat Growth Rates

net2phone

Indirect (Channel) & Direct Sales

20+ Master Agent Partners

5,000+ Channel Partners

70+ Internal Sales Team

Channel Mix

Country	US	Canada	Brazil	Argentina	Colombia	Mexico	Chile	Peru	Spain
Direct	NEW!	99%	15%	70%	50%	20%	100%	100%	40%
Channel	99%	NEW!	85%	30%	50%	80%	--	--	60%

New & Coming Attractions

net2phone

Product & Service Enhancements - Roadmap Insight

NEW! Huddle Video Conferencing



Features & Differentiators

- Web based
- Passcode protected
- Encrypted for security
- Support for 30 languages
- Live Stream with YouTube
- Emoji Reactions
- Calendar Integration
- Call Recording
- Single Sign On (SSO)

Coming soon

- *Virtual Backgrounds*
- *Noise Cancellation*

Customer Self On-Boarding


2

Native Contact Center



Integrations: Vertical & Macro

purplecloud
Pilot
blue
slack
salesforce
zapier
ZOHO

Artificial Intelligence



Compliances & Certifications

HIPAA COMPLIANT
PCI DSS COMPLIANT

A Powerful Point-of-Sale Platform to Drive Independent Retailers' Success

Elie Y. Katz

The Opportunity and Product Offering

Independently owned convenience, liquor and tobacco stores need modern store management technology

Underserved Market

The NRS solution is designed specifically to address the unique needs of the independent retailer, in contrast to the standard 'one-size-fits all' approach of other POS platforms.

Large Opportunity

Addressable market of 200K+ independent retailers, including 35K+ BOSS Revolution retailers

Full suite of software solutions for retailers

- Pricebook
- Inventory Management
- Store Statistics
- Loyalty Software
- Merchant App
- Vendor Management
- User Permissions
- Hardware Integration

Core Revenue Drivers

POS terminals provide multiple revenue streams

SaaS Fees

Retailers pay a recurring software subscription fee

Payment Processing

Retailers utilize NRS PAY, an integrated payment processing solution


NRS PAY
ADVERTISE WITH US
THOUSANDS
MILLIONS
CALL NOW 1-844-NRS-MEDIA

Marketplace Services

Commissions from app-based consumer purchases and retailer inventory purchases

Digital Out-of-Home (DOOH) Advertising

Advertisers purchase static and video ad impressions on customer-facing screens

Data Analytics

Data analytic companies, CPGs and distributors purchase transaction data

Triple Digit Revenue Growth for first 9 months fiscal 2021

Total Revenue

$16.5M

Up 126% YoY

SaaS Fees	Payment Processing	Advertising & Data Analytics
$2.3M	**$4.5M**	**$6.0M**
up 56% YoY	Up 362% YoY	Up 144% YoY

Terminal Sales	POS Terminals	NRS Pay Terminals
$3.7M	**13,100**	**4,700**
Up 54% YoY	up 48% YoY	up 178% YoY

Helping families to share resources around the world

Esti Witty

BOSS Revolution Money Transfer

Leveraging strategic assets:

- Trusted BOSS Revolution brand
- 10 million BOSS ecosystem customers to cross sell
- High volume transaction platform
- Boss Revolution app ecosystem

Global remittance platform

- Origination in USA
- Focus on LATAM and Africa
- Payout in ~275,000 locations across 56 countries

Omni Channel

- BOSS Revolution Money App and website
- Nationwide BOSS Revolution retail network

Digital Transactions

in millions



0.3
1.2
2.5
4.3
6.2
2017
2018
2019
2020
2021 Estimate

Money Transfer - Digital Platform Expansion

Superior UX Digital Experience

- BOSS Money App receives superlative reviews
- Over 80% of customers are repeat users

Efficient Customer Acquisition

- Successful cross-selling to existing BOSS customers
- Sophisticated CRM campaigns

Acquisition driven through online and offline media and referrals

- Mariano Rivera - BOSS Revolution Brand Ambassador



Send Money directly to
BANK ACCOUNTS
only
99¢*



BOSS REVOLUTION MONEY
I told my loved ones about the BOSS Revolution Money App, did you?
Refer a Friend* and GET
$10 FOR YOURSELF
and
$10 FOR YOUR FRIEND

4.8 our of 5 stars

Money Transfer - Growth Runway



Country Legend
Existing Destinations
Existing Send Country
New Send Countries
BRAZIL
PERU
BOLIVIA
CHILE
ARGENTINA
MEXICO
SPAIN
ALGERIA
LIBYA
EGYPT
MALI
NIGER
CHAD
SUDAN
NIGERIA
ETHIOPIA
KENYA
SOMALIA
DR CONGO
SOUTH AFRICA
TURKEY
IRAN
KAZAKHSTAN

Growth Runway

- Expanded payout network
- Origination market expansion- Canada, UK
- Peer-to-peer transfers
- Neo-banking services
- Add remittance service to the BOSS Revolution Calling App
- Resell payout network

Traditional Communications led by Mobile Top-Up

Emilio del Río

Traditional Communications · **Key Offerings**

A Market Leader in International Long Distance Calling and Mobile Top-Up

IDT Mobile Top-Up

U.S. customers can recharge mobile accounts in 100+ countries

$422 MM

Revenue

BOSS REVOLUTION

International calling serving ~3MM customers in the USA

$467 MM

Revenue

IDT Carrier Services

Terminates & manages international traffic for telecoms globally

$355 MM

Revenue

Annual Revenue* = $1.3 billion

*Revenue for the twelve months ended April 30, 2021. Includes other revenues from legacy offerings

What's an **International Mobile Top Up ?**

IDT Mobile Top-Up



Data
Minutes
Texts
Content
Receiver
Phone #
App
Web
Kiosk
IDT
Global MTU
Partner
Network
MTN
Top
Up
Sender
Receiver
170+ Carriers
100+ Countries
1,600+ Products

Simple · Instant · Secure · Targeted · Value

Mobile Top Up: **Strong Performance and Trends***

IDT Mobile Top-Up

Revenue	Customers
$325M	**1.17M**
+36.7% YoY	+25.9% YoY

Transactions	ARPU
29.6M	**$35**
+25.9% YoY	+15.1% YoY

* All KPIs 9 months Fiscal 2021

Looking Ahead: **Growing Top-Up Opportunities**

IDT Mobile Top-Up

Regional Momentum

Investing in high growth corridors
Africa (100%+YoY)
Caribbean (40%+ YoY)

New Products

Global demand of Internet driving data-heavy packages worldwide. Growing at 56% YoY

Unique Omni Channel

Broad channel mix leads to improving sales, margins and acquisition costs.

Expansion Opportunities

Capitalize on market expansions in Canada, UK, Spain, Germany.

Beyond Mobile Top Ups: **A Global Value Strategy**

IDT Mobile Top-Up



Content & Subscriptions
eGIfts
Airtime & Data
IDT Hub
Retail Point of Sales
Apps
Web
Self Service
API

A **Global Portfolio of Lifestyle Value Added Services**, all delivered in real-time via our secure platform, direct to the recipient's phone.

Capital Allocation and Value Creation

Marcelo Fischer

ReInvestment Strategy

Cumulative 3 years Adjusted EBITDA[1] less Capex
(Q4 18 to Q3 21)

$ in millions

Traditional Communications & Corporate Overhead	$152
ReInvestment	
net2phone-UCaaS	$(43)
Fintech	$(16)
Net	**$93**

Cash and Marketable Securities[2]


$ in millions
$68
$128
As of April 30, 2018
As of April 30, 2021

Balance sheet has no debt

Value Components

POS Network

Revenue[3] = $26MM

$ in millions
July 31 Fiscal Year End

79% Revenue less Direct Cost %

Total Revenue



$7
$6
$5
$4
$3
$2
$1
$0
160%
140%
120%
100%
80%
60%
40%
20%
0%
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Revenue
Revenue Growth Rate (YoY)

Money Transfer

Revenue[3] = $41MM

$ in millions
July 31 Fiscal Year End

54% Revenue less Direct Cost %

Total Revenue



$12
$10
$8
$6
$4
$2
$0
70%
60%
50%
40%
30%
20%
10%
0%
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Revenue
Revenue Growth Rate (YoY)

Value Components

net2phone

Unified Communications

Subscription Revenue[3] = $43MM

$ in millions
July 31 Fiscal Year End

84% Revenue less Direct Cost %

Subscription Revenue



$12
$10
$8
$6
$4
$2
$0
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
Q3 20
Q4 20
Q1 21
Q2 21
Q3 21
Subscription Revenue
Subscription Revenue Growth Rate (YoY)

Traditional Communications & Corporate Overhead

Adjusted EBITDA[1] less CAPEX TTM = $64MM

$ in millions
July 31 Fiscal Year End
TTM 2021 = Twelve months ended April 30, 2021

Adjusted EBITDA[1] less CAPEX



$30
$38
$40
$44
$64
2017
2018
2019
2020
2021 TTM

Valuation - Sum of the Parts Suggests Potential Upside

POS Network

Revenue[3] = $26MM
Industry Multiples = 10x - 15x
IDT's Ownership = 83.5%
Implied = $213MM - $320MM

Money Transfer

Revenue[3] = $41MM
Industry Multiples = 5x - 7.5x
IDT's Ownership = 100%
Implied = $205MM - $308MM

Unified Communications

Subscription Revenue[3] = $43MM
Industry Multiples = 5x - 10x
IDT's Ownership = 86.4%
Implied = $185MM - $369MM

Traditional Communications & Corporate Overhead

Adjusted EBITDA[1] less CAPEX TTM = $64MM
Free cash flow multiple = 7.5x - 10x
IDT's Ownership = 100%
Implied = $480MM - $640MM

=

Opportunity

Implied EV/share[4]: $42 - $64
Current EV/share[5]: $29

Also: Abundant NOL's ($160 million - domestic; $85 million - foreign)

FINANCIALS

Footnotes
Balance Sheet
P&L
Non-GAAP Reconciliation

Footnotes

1 Throughout this presentation, Adjusted EBITDA is a Non-GAAP measure intended to provide useful information that supplements IDT's or the relevant segment's results in accordance with GAAP. Please refer to the Non-GAAP Reconciliations at the end of this presentation for an explanation of this term and the respective reconciliations to the most directly comparable GAAP measures.

2 Cash and marketable securities include unrestricted cash and cash equivalents of $84.0MM, debt securities of $16.9MM, and the unrestricted portion of current equity investments of $26.8MM. (Equity investments of $37.6MM less restricted equity investments of $10.8MM.)

3 Annualized from Q3 FY 2021 revenue.

4 Implied enterprise value (EV) per share is the sum of the parts totals of IDT's portfolio businesses based on industry comparables for revenue multiples or free cash flow multiple and reflecting IDT's less than 100% ownership in NRS and net2phone. The lower and upper range amounts are divided by the 25.7MM shares outstanding at April 30, 2021.

5 Current enterprise value (EV) per share is IDT's market cap at June 4, 2021 less IDT's cash, cash equivalents, debt securities, and unrestricted current equity investments of $127.6MM at April 30, 2021, divided by 25.7MM shares outstanding at April 30, 2021.

IDT

Balance Sheet*

As of April 30, 2021
(in millions of USD)

Assets		Liabilities and Equity	
Cash and cash equivalents	84.0	Trade accounts payable	31.4
Restricted cash and cash equivalents	111.0	Accrued Expenses	126.1
Debt securities	16.9	Deferred revenue	42.8
Equity Investments	26.8	Customer Deposits	110.7
Restricted equity investments	10.8	Other current liabilities	16.3
Trade accounts receivable, net	42.7	**Total current liabilities**	**327.3**
Prepaid expenses	46.0		
Other current assets	16.0		
Total current assets	**354.0**		
		Operating lease liabilities	6.1
Plant, property and equipment	31.1	Other liabilities	1.3
Goodwill	14.9	**Total liabilities**	**334.7**
Intangibles	6.2		
Equity investments	14.9		
Operating lease right-of-use assets	8.4		
Deferred income tax assets, net	22.5	Shareholders' equity	127.0
Other Assets	9.7	Non-controlling interests	0.1
Total assets	**461.9**	**Total liabilities & equity**	**461.9**

**Figures may not foot due to rounding*

Profit & Loss

(in millions of USD, except per share data)

	Fiscal Quarter							Fiscal Year to Date	
	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	3Q20	3Q21
Revenue	340.2	323.9	321.3	360.3	343.4	339.8	373.8	985.4	1,057.0
Direct cost	279.5	262.7	258.8	283.0	273.2	269.1	300.8	801.0	843.1
Revenue less direct cost %	17.9%	18.9%	19.4%	21.5%	20.5%	20.8%	19.5%	18.7%	20.2%
SGA	53.4	53.8	52.6	55.0	52.1	54.3	55.1	159.9	161.6
SGA %	15.7%	16.6%	16.4%	15.3%	15.2%	16.0%	14.8%	16.2%	15.3%
(Loss) Income from operations	(1.4)	1.3	3.8	14.2	13.3	12.9	13.9	3.7	40.0
Adjusted EBITDA	7.3	7.4	9.9	22.4	18.1	16.3	17.9	24.6	52.3
EPS diluted	($0.06)	$0.04	$0.02	$0.82	$0.32	$0.51	$1.39	$0.00	$2.23

Non-GAAP Reconciliation

Revenue less direct cost percentage is a financial metric that measures changes in our revenue relative to changes in direct cost of revenue during the same period. Revenue and direct cost of revenue in this metric are from IDT's consolidated statements of operations in accordance with generally accepted accounting principles in the United States of America (GAAP). Adjusted gross margin percentage is a ratio in which revenue less direct cost of revenue is the numerator and revenue are the denominator. It is useful for monitoring trends in the generation of revenue as well as for evaluating the net contribution of IDT's revenue.

Adjusted EBITDA less CAPEX is a financial metric, which is calculated by deriving Adjusted EBITDA as described below and subtracting capital expenditures in accordance with GAAP as reported in the consolidated statements of cash flows. Management uses Adjusted EBITDA less CAPEX to evaluate the level of capital investment needed to support operations, and as a reasonable proxy for the cash generated by IDT's businesses. Because IDT's capital expenditures reflect an allocation of capital for longer term growth, IDT seeks to strike an appropriate balance between near-term and long-term financial performance as reflected in Adjusted EBITDA less CAPEX. IDT's measurement of Adjusted EBITDA less CAPEX may not be comparable to similarly titled measures reported by other companies.

IDT's Adjusted EBITDA is a non-GAAP measure. Generally, a non-GAAP measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

IDT's measure of Adjusted EBITDA consists of revenue less direct cost of revenues and selling, general and administrative expense. Another way of calculating Adjusted EBITDA is to start with income (loss) from operations, add depreciation and amortization, severance expense, and other operating expense, and deduct other operating gains. These additions and subtractions are non-cash and/or non-routine items in the relevant fiscal 2021, fiscal 2020, and fiscal 2019 periods.

Management believes that IDT's Adjusted EBITDA provides useful information to both management and investors by excluding certain expenses and non-routine gains and losses that may not be indicative of IDT's or the relevant segment's core operating results. Management uses Adjusted EBITDA, among other measures, as a relevant indicator of core operational strengths in its financial and operational decision making.

In addition, management uses Adjusted EBITDA to evaluate operating performance in relation to IDT's competitors. Disclosure of these financial measures may be useful to investors in evaluating performance and allows for greater transparency to the underlying supplemental information used by management in its financial and operational decision-making. In addition, IDT has historically reported similar financial measures and believes such measures are commonly used by readers of financial information in assessing performance, therefore the inclusion of comparative numbers provides consistency in financial reporting.

Non-GAAP Reconciliation, continued

Management refers to Adjusted EBITDA, as well as the GAAP measures income (loss) from operations and net income (loss), on a segment and/or consolidated level to facilitate internal and external comparisons to the segments' and IDT's historical operating results, in making operating decisions, for budget and planning purposes, and to form the basis upon which management is compensated.

While depreciation and amortization are considered operating costs under GAAP, these expenses primarily represent the non-cash current period allocation of costs associated with long-lived assets acquired or capitalized in prior periods. IDT's Adjusted EBITDA, which is exclusive of depreciation and amortization, is a useful indicator of its current performance.

Severance expense is excluded from the calculation of Adjusted EBITDA. Severance expense is reflective of decisions made by management in each period regarding the aspects of IDT's and its segments' businesses to be focused on in light of changing market realities and other factors. While there may be similar charges in other periods, the nature and magnitude of these charges can fluctuate markedly and do not reflect the performance of IDT's core and continuing operations.

Other operating gain (expense), net, which is a component of income (loss) from operations, is excluded from the calculation of Adjusted EBITDA. Other operating gain (expense), net includes accruals for non-income related taxes related to one of IDT's foreign entities, a gain from the sale of IDT's rights under a class action lawsuit, expense for the indemnification of a net2phone cable telephony customer related to patent infringement claims brought against the customer, legal fees net of insurance claims related to Straight Path Communications Inc.'s stockholders' putative class action and derivative complaint, expense for other legal matters, and the write-off of certain assets. From time-to-time, IDT may have gains or incur costs related to non-routine legal and tax matters, and write-off of assets, however, these various items generally do not occur each quarter. IDT believes the gain and losses from these non-routine matters are not components of IDT's or the relevant segment's core operating results.

The other calculation of Adjusted EBITDA consists of revenue less direct cost of revenues and selling, general and administrative expense. As the other excluded items are not reflected in this calculation, they are excluded automatically and there is no need to make additional adjustments. This calculation results in the same Adjusted EBITDA amount and its utility and significance is as explained above.

Adjusted EBITDA should be considered in addition to, not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities, net income (loss), or other measures of liquidity and financial performance prepared in accordance with GAAP. In addition, IDT's Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies.

Following is a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, which is income (loss) from operations for IDT's reportable segments and IDT on a consolidated basis

Reconciling Adjusted EBITDA to Income (Loss) from Operations

(Slide 5)

for IDT Corporation

(USD in millions)	For nine months ended April 30 2018	2019	2020	2021
Adjusted EBITDA	21.4	23.4	24.6	52.3
Depreciation and amortization	(17.2)	(16.9)	(15.7)	(13.4)
Severance expense	(4.3)	(0.6)	(1.7)	(0.4)
Other operating (expense) gain, net	(2.0)	(0.4)	(3.4)	1.6
(Loss) income from operations*	(2.1)	5.6	3.7	40.0

**Figures may not foot due to rounding to millions*

IDT

Adjusted EBITDA less CAPEX

Reconciling Adjusted EBITDA to Income (Loss) from Operations

(Slide 27)

Cumulative three years ending Q3 FY 2021

(USD in millions)

	Traditional Communications	Corporate	Net	net2phone UCaaS	Fintech	Total
Adjusted EBITDA	209	(27)	183	(29)	(8)	146
Depreciation and amortization	(46)	(0)	(46)	(12)	(4)	(62)
Severance expense	(6)		(6)			(6)
Other operating (expense) gain, net	(12)	0	(12)	(0)		(12)
Income (loss) from operations	146	(27)	119	(41)	(12)	67
Adjusted EBITDA	209	(27)	183	(29)	(8)	146
Capex	(30)	(0)	(31)	(15)	(8)	(53)
Net	179	(27)	152	(43)	(16)	93

IDT

Adjusted EBITDA Less CAPEX
Reconciling Adjusted EBITDA to Income (Loss) from Operations

(Slide 29)

for Traditional Communications + Corporate

(USD in millions)

	FY 2017	FY 2018	FY 2019	FY 2020	TTM 2021
Adjusted EBITDA	47.9	56.5	52.9	52.6	71.8
Depreciation and amortization	(18.7)	(19.2)	(18.2)	(14.8)	(11.6)
Severance expense		(4.6)	(1.4)	(3.5)	(2.2)
Other operating expense, net	(10.5)	(2.4)	(7.8)	(5.0)	(0.1)
Income from operations	18.7	30.3	25.5	29.3	57.9

Reconciling Adjusted EBITDA to Income (Loss) from Operations

(Slide 34)

for IDT Consolidated

(USD in millions)

	Fiscal Quarter							Fiscal year to date	
	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	3Q20	3Q21
Adjusted EBITDA	7.3	7.4	9.9	22.4	18.1	16.3	17.9	24.6	52.3
Depreciation and amortization	(5.3)	(5.2)	(5.2)	(4.7)	(4.5)	(4.5)	(4.4)	(15.7)	(13.4)
Severance	(0.6)	(0.5)	(0.6)	(1.8)	(0.1)	(0.1)	(0.2)	(1.7)	(0.4)
Other operating (expense) gain, net	(2.8)	(0.4)	(0.2)	(1.7)	(0.3)	1.2	0.6	(3.4)	1.6
Income from operations	(1.4)	1.3	3.8	14.2	13.3	12.9	13.9	3.7	40.0

Thank You